U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 20, 2010

CITY CAPITAL CORPORATION

 (Exact Name of Company as Specified in Its Charter)

Nevada	33-5902	22-2774460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Smoke Tree Court, Raleigh, North Carolina	27604
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code:    (877) 367-1463

Copies to:

Darrin M. Ocasio, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

_____________________NA___________________

   (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 23, 2010, City Capital Corporation (the “Registrant”) dismissed Spector & Associates, LLP (“Spector”) as the Registrant’s independent registered public accounting firm. The decision to dismiss Spector was approved by the Registrant’s board of directors on July 20, 2010.

During the past two fiscal years ended December 31, 2009 and 2008, Spector’s reports on the Registrant’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles with the exception of a qualification expressing uncertainty about the Registrant’s ability to continue as a going concern.

During the past two fiscal years ended December 31, 2009 and 2008, and from December 31, 2009 to July 20, 2010  (i) there were no disagreements between the Registrant and Spector on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Spector would have caused Spector to make reference to the matter in its reports on the Registrant’s financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

On July 23, 2010, the Registrant engaged Malone Bailey, LLP (“Malone”) to serve as the Registrant’s independent registered public accounting firm for the year ending December 31, 2010. During the past two fiscal years ended December 31, 2009 and 2008, and from December 31, 2009 to July 20, 2010, the Registrant did not consult with Malone regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements. The decision to engage Malone was approved by the Registrant’s board of directors on July 20, 2010.

The registrant has requested Spector to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Registrant.  A copy of such letter, dated July 28, 2010 is filed herewith as Exhibit 16.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1

Letter from Spector & Associates, LLP to the Securities and Exchange Commission dated July 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

City Capital Corporation

Dated: July 30, 2010

By: /s/  Ephren W. Taylor II

Ephren W. Taylor II

Chief Executive Officer